Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CNO Financial Group, Inc. (the "Company") on Form 10-K for the year ending December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul H. McDonough, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my actual knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul H. McDonough
Paul H. McDonough
Executive Vice President and
Chief Financial Officer

February 24, 2026

A signed original of this written statement required by Section 906 has been provided to CNO Financial Group, Inc. and will be retained by CNO Financial Group, Inc. and furnished to the Securities and Exchange Commission upon request.